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                                  Exhibit 32.1

                               Pyramid Oil Company

                  Certification Pursuant to 18 U.S.C. Section 1350
                        As Adopted Pursuant to Section 906
                         Of The Sarbanes-Oxley Act of 2002


In connection with the Annual Report of Pyramid Oil Company (the Company) on Form 10-K/A for the period ended December 31, 2009, as filed with the Securities and Exchange Commission (the Report), I, John H. Alexander, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: September 10, 2010

                                               JOHN H. ALEXANDER
                                               -----------------
                                               John H. Alexander
                                            Chief Executive Officer